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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)   June 24, 1998
                                                      -----------------


                      Asset Backed Securities Corporation
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            (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           333-00365                                   13-3354848
-----------------------------------      ---------------------------------------
     (Commission File Number)              (I.R.S. Employer Identification No.)


  Madison Avenue, New York, New York                          10010
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(Address of Principal Executive Offices)                    (Zip Code)


                                 (212) 325-1811
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)




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

Item 5. Other Events.

     The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
   No.    Document Description
-------   --------------------

8.1.4     Opinion of Mayer, Brown & Platt with respect to Federal tax matters.

8.1.5     Opinion of Balch & Bingham LLP with respect to state tax matters.

23.2      Consent of Mayer, Brown & Platt (included in exhibit 8.1.4).

23.3      Consent of Balch & Bingham LLP (included in exhibit 8.1.5).

25.1      Statement of Eligibility and Qualification of Indenture Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ASSET BACKED SECURITIES CORPORATION
                                        (Registrant)



Dated: June 24, 1998         By: /s/ Philip Weingord
                                --------------------------
                              Name: Philip Weingord
                              Title: Authorized Officer

                               INDEX TO EXHIBITS

Exhibit
   No.    Document Description
-------   --------------------

8.1.4     Opinion of Mayer, Brown & Platt with respect to Federal tax matters.

8.1.5     Opinion of Balch & Bingham LLP with respect to state tax matters.

23.2      Consent of Mayer, Brown & Platt (included in exhibit 8.1.4).

23.3      Consent of Balch & Bingham LLP (included in exhibit 8.1.5).

25.1      Statement of Eligibility and Qualification of Indenture Trustee.